SUMMARY PROSPECTUS

Roundhill Ether Covered Call Strategy ETF
(Cboe BZX – YETH)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/yeth. You can also get this information at no cost by calling (855) 561-5728 or by sending an email request to etfs@roundhillinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

Roundhill Ether Covered Call Strategy ETF

Investment Objectives

The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide exposure to the price return of one or more exchange-traded funds that provide exposure to ether and whose shares trade on a U.S.-regulated securities exchange.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.96%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,987% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks to achieve its investment objectives through the use of a synthetic covered call strategy that provides current income on a weekly basis, while also providing exposure to the price return of one or more exchange-traded funds (“ETFs”) that provide exposure to ether and whose shares trade on a U.S.-regulated securities exchange, which includes ETFs that hold ether directly and ETFs that derive exposure to ether through investments in exchange-traded futures contracts that utilize ether as the reference asset (each, an “Ether ETF,” and collectively, the “Ether ETFs”). In effectuating its investment strategy, the Fund will purchase and sell a combination of call and put option contracts that utilize an Ether ETF as the reference asset (“Ether ETF Options”). The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Ether ETF Options. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s sale of call Ether ETF Options (“Ether ETF Call Options”) to generate income will potentially limit the degree to which the Fund will participate in any gains experienced by the Ether ETFs. The Fund does not invest directly in ether.

The Ether ETF Options the Fund utilizes in implementing its investment strategy will be traditional exchange-traded options contracts and/or FLexible EXchange® options (“FLEX Options”). The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying (in this case, an Ether ETF) the option at a specified exercise price. For physically settled options, the writer of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security (put). For cash settled options, the writer of an option has the obligation upon exercise of the option to deliver cash equivalent to the difference between the strike price and the price of the underlying security.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. However, although the Fund may hold some shares of one or more Ether ETFs, it will primarily derive its exposure to Ether ETFs through Ether ETF Options. It is this distinction that causes the Fund’s strategy to be properly termed as a “synthetic covered call strategy” as opposed to a traditional covered call strategy, because the Fund primarily has synthetic exposure to an Ether ETF. The Fund’s synthetic exposure to Ether ETFs is achieved through the combination of purchasing call options and selling put options generally at the same strike price which synthetically creates the upside and downside participation in the price returns of an Ether ETF. The Fund will primarily gain exposure to increases in value experienced by the Ether ETFs through the purchase of Ether ETF Call Options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by an Ether ETF through the sale of put Ether ETF Options (“Ether ETF Put Options”). As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased Ether ETF Call Options and sold Ether ETF Put Options generally provide exposure to price returns of the Ether ETF(s) both on the upside and downside.

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As the primary means by which the Fund intends to generate income, the Fund will sell Ether ETF Call Options at a strike price that is out-of-the-money. However, it is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of the Ether ETFs beyond a certain point. If the value of the Ether ETFs increases, the above-referenced synthetic long exposure would allow the Fund to experience similar percentage gains. However, if the value of the Ether ETFs appreciates in value beyond the strike price of one or more of the Ether ETF Call Options that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Ether ETFs and the sold Ether ETF Call Options) will limit the Fund’s participation in gains of the Ether ETFs beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of the Ether ETFs into current income. It is expected that the Ether ETF Call Options the Fund will sell to generate options premiums will generally have expirations of approximately one week or less and will be held to or close to expiration. The Fund intends to make weekly distribution payments to shareholders.

In addition to the options contracts, the Fund will also invest in short-term U.S. Treasury securities and money market funds. The Fund may also directly hold shares of one or more Ether ETFs. Due to certain tests that must be met in order to qualify as a registered investment company (“RIC”), the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Ether ETF Options.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Additional Information About the Ether ETFs

The Fund expects to derive the majority of its exposure to Ether ETFs through Ether ETF Options that reference Ether ETFs that directly hold ether (“Spot Ether ETFs”). Spot Ether ETFs are structured as Delaware statutory trusts that issue shares representing fractional undivided beneficial interests in its net assets. Each Spot Ether ETF’s assets consist primarily of ether. The Spot Ether ETFs seek to generally reflect the performance of the price of ether. The Spot Ether ETFs are not investment companies registered under the 1940 Act, and the sponsors of the Spot Ether ETFs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Spot Ether ETFs. The Spot Ether ETFs are not a commodity pool for purposes of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act” or “CEA”), and the sponsors are not subject to regulation by the CFTC as a commodity pool operator or a commodity trading advisor with respect to the Spot Ether ETFs.

The Fund may also derive exposure to Ether ETFs through Ether ETF Options that reference ETFs that derive exposure to ether through investments in exchange-traded futures contracts that utilize ether as the reference asset (“Ether Futures ETFs”). Ether Futures ETFs are registered under the 1940 Act and do not invest directly in ether. Ether Futures ETFs seek to provide investment results that correspond to the performance of ether through investments in ether futures contracts. The ether futures contracts held by Ether Futures ETFs are standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the CFTC. Ether Futures ETFs generally seek to invest in cash-settled, front-month ether futures contracts. Certain Ether Futures ETFs gain exposure to ether by investing in ether futures contracts through a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. Because such Ether Futures ETFs intend to qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), such Ether Futures ETFs intend to invest no more than 25% of its total assets in the subsidiary at each quarter end of the fund’s tax year. An Ether Futures ETF may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to ether futures contracts.

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Additional Information on Ether

Ether is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Ethereum network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Ethereum network, the infrastructure of which is collectively maintained by a decentralized user base. The Ethereum network allows people to exchange tokens of value, called “ether” or “ETH,” which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, including computational power on the Ethereum network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Ethereum network also allows users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than ether on the Ethereum network. Smart contract operations are executed on the Ethereum blockchain in exchange for payment of ether. The Ethereum network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Ethereum network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum network; users of the Ethereum network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum network incentivizes developers to write quality applications and increases the efficiency of the Ethereum network because wasteful code costs more. It also ensures that the Ethereum network remains economically viable by compensating people for their contributed computational resources. Unlike other digital assets, such as bitcoin, which are solely created through a progressive mining process, 72.0 million ether or “ETH” were created in connection with the launch of the Ethereum network.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

COVERED CALL STRATEGY RISK. A covered call strategy involves writing (selling) covered call options in return for the receipt of premiums. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options, but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines, over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time that may be desirable or advantageous to do so.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Ether ETFs is derived through options exposure, rather than direct holdings of the shares of the Ether ETFs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Ether ETFs may not be as precise as if the Fund were directly holding shares of the Ether ETFs.

OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

LIQUIDITY RISK. The market for Ether ETF Options is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Ether ETF Options.

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ETHER ETF RISKS. The Fund will have significant exposure to the Ether ETFs through its Ether ETF Option positions. Accordingly, the Fund will be subject to the risks of the Ether ETFs, set forth below. In addition to these risks, the Ether ETFs are also subject to the following risks to which the Fund is also subject, which are described within the section entitled “Principal Risks”: Active Market Risk, Asset Class Risk, Concentration Risk, Cybersecurity Risk, Legislation and Litigation Risk, Operational Risk and Structural ETF Risk.

ETHER RISK. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof-of-Stake (Ethereum 2.0 or the “Merge”) and the ongoing rollout of scalability improvements (including Layer 2 solutions such as rollups). These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While certain jurisdictions have provided increased regulatory clarity and oversight, significant regulatory risks persist. Unanticipated regulatory actions—including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes—could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts—computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages—such as Solana, Avalanche, Cardano, Polkadot, and others—continue to attract users, developers, and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

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CUSTODY RISK. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The ether held by the Ether ETFs’ custodian will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Ether ETFs’ ether. To the extent that the Ether ETFs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, an Ether ETF’s ether may be subject to theft, loss, destruction or other attack. The Ether ETFs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Ether ETFs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in an Ether ETF’s technical infrastructure, which could result in theft, loss or damage of its assets. The Ether ETFs do not control the operations of their service providers or their implementation of such security procedures and there can be no assurance that such security procedures will actually work as designed or prove to be successful in safeguarding an Ether ETF’s assets against all possible sources of theft, loss or damage. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss. The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of an Ether ETF’s service providers, and, as a result, an unauthorized party may obtain access to the Ether ETF’s account at the custodian where its ether is held, the relevant private keys (and therefore ether) or other data or property of a Ether ETF. Additionally, outside parties may attempt to fraudulently induce employees of an Ether ETF or its service providers to disclose sensitive information in order to gain access to an Ether ETF’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, an Ether ETF and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

DIGITAL ASSET TRADING PLATFORMS RISK. Digital asset trading platforms remain relatively new and vary significantly in terms of regulation, transparency, operational stability, and compliance standards. While certain prominent trading platforms—particularly those based in the United States—have substantially improved transparency, compliance, and regulatory adherence, many platforms still operate internationally or offshore with significantly less stringent oversight. Platforms located outside the United States may be subject to minimal or inconsistent regulatory enforcement and often do not provide sufficient public information regarding their management structure, ownership, financial stability, cybersecurity practices, or compliance controls. Despite increased institutional involvement, enhanced security measures, and more standardized operating practices adopted by leading platforms, digital asset exchanges continue to be vulnerable to cybersecurity threats, hacking incidents, fraudulent activities, operational disruptions, and other technical risks. High-profile failures, breaches, or shutdowns of major trading platforms or custodians—such as those arising from fraud, cybersecurity incidents, regulatory enforcement actions, or insolvency—can significantly reduce investor confidence, increase market volatility, and potentially trigger contagion effects across the digital asset ecosystem. Regulatory developments and enforcement actions continue to shape the landscape in which digital asset platforms operate. Recent regulatory scrutiny has heightened globally, particularly in jurisdictions with substantial trading volumes, such as the United States, Europe, and Asia. Increased regulatory oversight, while potentially positive for market stability in the long run, can create short-term disruption, reduce liquidity, prompt platform closures, or alter business models substantially, thereby affecting the prices of digital assets, including ether. Investors should be aware that trading or custodying ether on less transparent or poorly regulated platforms increases the risk of losing access to digital assets due to platform insolvency, hacking incidents, regulatory intervention, or operational failure. Although improvements have been made, the digital asset marketplace remains inherently riskier than traditional financial markets, and investors may have limited recourse if a digital asset trading platform fails or is compromised.

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IRREVOCABILITY OF TRANSACTIONS RISK. Ether transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Ethereum blockchain, an incorrect transfer or theft of ether generally will not be reversible and an Ether ETF may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, an Ether ETF’s ether could be transferred from an Ether ETF’s account at its custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

TRADING HALT RISK. Trading in shares of an Ether ETF on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of an Ether ETF inadvisable. In addition, trading of shares of an Ether ETF on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of an Ether ETF may be at a higher risk of a trading halt due to the volatility of ether. In the event that shares of an Ether ETF are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

VOLATILITY RISK. The price of ether remains highly volatile and subject to significant price fluctuations. While recent increases in institutional adoption, clearer regulatory frameworks, and broader market acceptance have contributed to greater stability relative to earlier periods, the price of ether continues to be influenced by rapid shifts in market sentiment, regulatory developments, macroeconomic conditions, technological advancements, and unforeseen events. The market price of ether has historically experienced dramatic highs and lows over short periods, often with limited or no identifiable catalyst. Given the evolving nature of digital asset markets, price volatility may be amplified by external factors such as changes in global financial markets, geopolitical events, regulatory enforcement actions, or significant technological or security incidents. Furthermore, speculative trading, leveraged positions, and derivatives markets tied to ether continue to contribute to potential volatility. Investors should remain aware that sudden, substantial price movements may occur at any time, potentially leading to significant losses. Consequently, investments linked directly or indirectly to ether, including Ether ETFs, may experience heightened volatility compared to traditional investment products.

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ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

ASSIGNMENT RISK. In response to a notification of an option holder’s desire to exercise the option held, the OCC may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the option price on the exercise date and the option price when written by the Fund. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the performance of the Ether ETFs.

CLEARING MEMBER DEFAULT RISK. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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CONCENTRATION RISK. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to ether.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

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Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fun’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

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DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a weekly basis. These distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because a portion of the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases Fund Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

ETF RISK. The value of an ETF held by the Fund will fluctuate over time based on fluctuations in the values of the assets held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those assets. When the Fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, ETFs are subject to Active Market Risk, Operational Risk, Premium/Discount Risk and the Structural ETF Risks set forth below. Brokerage, tax and other expenses may negatively impact the performance of the ETF and, in turn, the value of Fund Shares.

ETHER FUTURES ETF RISKS. The Fund may have exposure to Ether ETFs through Ether ETF Options that utilize an Ether Futures ETF as the reference asset. Accordingly, in addition to the risks set forth above in “Ether ETFs Risk,” the Fund will be subject to the risks of an Ether Futures ETF, set forth below.

ETHER FUTURES RISK. The market for ether futures contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the market for ether futures contracts has grown substantially since ether futures contracts commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts. Additionally, due to the high margin requirements that are unique to ether futures contracts, an Ether Futures ETF may experience difficulty maintaining the desired level of exposure to ether futures contracts. If an Ether Futures ETF is unable to achieve such exposure it may not be able to meet its investment objective and the fund’s returns may be different or lower than expected. Additionally, collateral requirements may require an Ether Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures contracts may be considered aggressive and may expose an Ether Futures ETF to significant risks. These risks include counterparty risk and liquidity risk.

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ETHER FUTURES CAPACITY RISK. If an Ether Futures ETF’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures contracts market, a disruption to the ether futures contracts market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by an Ether Future ETF’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, an Ether Futures ETF may not be able to achieve its investment objective and may experience significant losses.

Any disruption in an Ether Futures ETF’s ability to obtain exposure to ether futures contracts will cause the Ether Futures ETF’s performance to deviate from the performance of ether futures contracts, and consequently, ether. Additionally, the ability of an Ether Futures ETF to obtain exposure to ether futures contracts may be limited by certain tax rules that limit the amount an Ether Futures ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences.

COST OF FUTURES INVESTMENT RISK. When an ether futures contract is nearing expiration, an Ether Futures ETF will “roll” the futures contract, which means it will generally sell the ether futures contract and use the proceeds to buy an ether futures contract with a later expiration date. When rolling futures contracts that are in contango, an Ether Futures ETF would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling futures contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures contracts have historically experienced extended periods of contango. Contango in the ether futures contracts market may have a significant adverse impact on the performance of an Ether Futures ETF and may cause ether futures contracts, and an Ether Futures ETF, to underperform the current price of ether. Both contango and backwardation would reduce an Ether Futures ETF’s correlation to the current price of ether and may limit or prevent an Ether Futures ETF from achieving its investment objective.

CLEARING BROKER RISK. An Ether Futures ETF’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that the assets of an Ether Futures ETF deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, an Ether Futures ETF could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, an Ether Futures ETF is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain an Ether Futures ETF’s assets. If an Ether Futures ETF’s FCMs are unable or unwilling to clear an Ether Futures ETF’s transactions, or if the FCM refuses to maintain an Ether Futures ETF’s assets, an Ether Futures ETF will be unable have its orders for ether futures contracts fulfilled or assets custodied. In such a circumstance, the performance of an Ether Futures ETF will likely deviate from the performance of ether and may result in the proportion of ether futures contracts in an Ether Futures ETF’s portfolio relative to the total assets of an Ether Futures ETF to decrease.

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COMMODITY REGULATORY RISK. An Ether Futures ETF’s use of commodities futures subject to regulation by the CFTC has caused an Ether Futures ETF to be classified as a “commodity pool” and this designation requires that an Ether Futures ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. An Ether Futures ETF’s investment decisions may need to be modified, and commodity contract positions held by an Ether Futures ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting an Ether Futures ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of an Ether Futures ETF is impossible to predict, but could be substantial and adverse to an Ether Futures ETF.

FUTURES CONTRACT RISK. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for an Ether Futures ETF to make daily cash payments to maintain its required margin, particularly at times when an Ether Futures ETF may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling ether futures contracts may have a significant adverse impact on the performance of the Ether Futures ETF.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which certain Ether Futures ETFs and their wholly-owned Cayman subsidiaries are organized, respectively, could result in the inability of an Ether Futures ETF to operate as intended and could negatively affect an Ether Futures ETF and its shareholders (such as the Fund). An Ether Futures ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objectives. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objectives. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

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INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LEGISLATION AND LITIGATION RISK. Legislation or litigation that affects the value of assets or securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain assets or securities in which the Fund invests. In addition, litigation regarding any of the assets or securities owned by the Fund may negatively impact the value of Fund Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

LEVERAGE RISK. While the Fund does not seek leveraged exposure to the Ether ETFs, the Fund seeks to achieve and maintain the exposure to the price of the Ether ETFs by using the leverage inherent in options contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Options trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

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MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objectives. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. The Fund intends to qualify as a RIC, however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

To the extent that the Fund investments in Ether ETF Options include offsetting positions, the character of gains or losses realized by the Fund under the Code’s “straddle” rules may be affected and may increase the amount of short-term capital gain realized by the Fund. The Fund may hold certain options that do not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

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The Fund intends to treat the income it derives from gains on options referencing Spot Ether ETFs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as Spot Ether ETFs referenced by the options constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the Internal Revenue Service (“IRS”). If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objectives.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s net asset value (“NAV”. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

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Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily NAV per share and there may be times when the market price of Fund Shares is more than the NAV per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the NAV or sells Fund Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or an Ether ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or an Ether ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or an Ether ETF at that time. The Fund’s or an Ether ETF’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based securities market index. The Fund’s performance information is accessible on the Fund’s website at https://www.roundhillinvestments.com/etf/yeth.

The Fund’s highest quarterly return was 36.04% (quarter ended September 30, 2025) and the Fund’s lowest quarterly return was (36.64)% (quarter ended March 31, 2025).

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Average Annual Total Return as of December 31, 2025
Roundhill Ether Covered Call Strategy ETF	1 Year	Since Inception (09/03/2024)
Return Before Taxes	-30.73%	-10.87%
Return After Taxes on Distributions	-31.58%	-16.65%
Return After Taxes on Distributions and Sale of Fund Shares	-18.14%	-9.31%
Solactive GBS Global Markets All Cap USD Index TR (reflects no deduction for fees, expenses or taxes)	22.52%	19.12%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Messrs. Serowik, Alberico, Tan and Cooper served as portfolio managers since 2024 and Messrs. Maloney, Hershey and Mazza have served as portfolio managers since 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/yeth.

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Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/yeth.

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